Exhibit 99.1

A2IA GROUP II AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
A2IA Group II, SAS

We have audited the accompanying consolidated financial statements of A2iA Group II, SAS (a French company), which comprise the consolidated balance sheets as of December 31, 2017 and 2016, and the related consolidated statements of operations, reconciliation of consolidated net loss, changes in consolidated equity attributable to owners, and cash flows for the years then ended, and the related notes to the financial statements. We also have audited the reconciliation tables from French GAAP to US GAAP for the years then ended as disclosed in the note 3.26 to the consolidated financial statements of A2IA Group II SAS.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in France; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements and these reconciliation tables based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinions

•
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of A2iA Group II SAS as of December 31, 2017 and 2016, and the consolidated results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in France.

We did not audit the financial statements of A2IA Corp., a wholly-owned subsidiary, which statements reflect total assets constituting $3.277.432 and $2.788.098, respectively, of consolidated total assets as of December 31, 2017 and December 31, 2016 and total revenues of $6.523.586 and $6.901.974, respectively, of consolidated total revenues for the years ended December 31, 2017 and 2016. Those statements were audited by other auditors - Marks Paneth LLP- whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for A2IA Corp., is based solely on this report.

•
In our opinion, the reconciliation tables from French GAAP to US GAAP present fairly in all material respects, the significant adjustments between the two accounting standards for A2IA Group II SAS consolidated financial statements, as of December 31, 2017 and 2016.

In Paris on July 24, 2018
The independent auditor
AUDIT ET CONSEIL UNION
/s/ Jean-Marc FLEURY
Jean-Marc FLEURY

CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2017 AND 2016

ASSETS

NET ASSETS (IN €)		12/31/2017	12/31/2016

NON-CURRENT ASSETS
Goodwill	3.1	€9,548,869	€10,653,219
Intangible assets	3.1	55,324	82,207
Property, plant and equipment	3.1	275,013	306,752
Financial assets	3.1	151,910	161,170
Investments in equity associates	3.1	—	—
TOTAL NON-CURRENT ASSETS		10,031,116	11,203,348
CURRENT ASSETS
Trade receivables and related accounts	3.2	4,176,204	3,802,835
Other receivables, prepayments and accrued income	3.3	1,164,180	1,263,747
Cash at bank and cash equivalents		5,707,106	5,562,093
TOTAL CURRENT ASSETS		11,047,490	10,628,675

TOTAL ASSETS		€21,078,606	€21,832,023

CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2017 AND 2016

EQUITY AND LIABILITIES

EQUITY & LIABILITIES (IN €)		12/31/2017	12/31/2016

EQUITY (attributable to owners of the Company)

Share capital	3.4	€9,937,620	€9,937,620
Additional paid-in capital	3.4	—	—
Consolidated reserves	3.4	2,753,798	2,724,148
Net income (loss) for the year	3.4	(64,375)	248,202

EQUITY ATTRIBUTABLE TO OWNERS OF THE COMPANY		12,627,043	12,909,970

EQUITY (attributable to minority interests)
Reserves attributable to minority interests		—	—
Net income (loss) attributable to minority interests		—	—
EQUITY ATTRIBUTABLE TO MINORITY INTERESTS		—	—

EQUITY EQUIVALENTS	3.5	262,218	288,332

PROVISIONS	3.6	1,026,552	780,506

LIABILITIES

Bond issues	3.7	551,401	551,401
Bank borrowings	3.7	2,505,152	3,290,152
Other borrowings	3.7	491,045	469,085
Trade payables and related accounts	3.8	257,717	238,957
Other liabilities, accruals and deferred income	3.9	3,357,478	3,303,620

TOTAL LIABILITIES		7,162,793	7,853,215

TOTAL EQUITY AND LIABILITIES		€21,078,606	€21,832,023

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

INCOME STATEMENT (IN €)		Year Ended 12/31/2017	Year ended 12/31/2016

REVENUE	3.11	€12,857,201	€12,594,550

Other operating income	3.12	49,993	55,374
OPERATING INCOME		12,907,194	12,649,924

Cost of sales	3.13	40,070	49,715
Other external charges	3.14	2,860,565	2,634,668
Employee costs	3.15	7,672,278	7,341,555
Other operating expenses		23,025	2,589
Taxes and duties other than income tax		246,079	177,403
Depreciation, amortization and provisions	3.16	400,516	342,292
OPERATING EXPENSES		11,242,533	10,548,222

NET OPERATING INCOME		1,664,661	2,101,702

Financial expenses, net	3.17	(303,103)	(231,286)

NET INCOME FROM ORDINARY ACTIVITIES OF CONSOLIDATED COMPANIES		1,361,558	1,870,416

Exceptional income and expenses, net	3.18	(235)	60
Income tax	3.19	(321,348)	(517,924)

NET INCOME OF CONSOLIDATED COMPANIES		€1,039,975	€1,352,552

Share of net income of equity associates		—	—
Amortization of goodwill	3.1	(1,104,350)	(1,104,350)

CONSOLIDATED NET INCOME (LOSS)		€(64,375)	€248,202

Minority interests		—	—

NET INCOME (LOSS) ATTRIBUTABLE TO OWNERS OF THE COMPANY		€(64,375)	€248,202

Basic net income (loss) per share	3.21	€(0.01)	€0.03
Diluted net income (loss) per share	3.21	€(0.01)	€0.03

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	12/31/2017	12/31/2016

OPERATING ACTIVITIES

CONSOLIDATED NET INCOME (LOSS)	€(64,375)	€248,202

Share of non-recurring interests in the net income (loss) of consolidated companies	—	—
Share of net income (loss) of equity associates	—	—
Dividends received from equity associates	—	—
Elim. of non-cash and non-operating items	—	—
Income drift + dilution gains (losses)	—	—
Charges to depreciation, amortization and provisions	1,572,566	1,505,242
Reversals of depreciation, amortization and provisions	—	—
Calculated income and expenses on stock options and equivalent	—	—
Capital gains (losses) on disposals	—	(92)
Deferred tax	(29,436)	(45,332)
Grants released to net income	—	—

WORKING CAPITAL REQUIREMENTS	1,478,755	1,708,020

Change in finance costs (excl. borrowings)	(392,151)	546,622

Net change in operating items
Change in inventory	—	—
Transfers of deferred charges	—	—
Change in operating receivables	(380,302)	1,068,705
Change in operating payables	(11,849)	(522,083)

Net change in non-operating items	198,494	(18,731)
Change in non-operating receivables	112,560	(239,421)
Change in non-operating payables	25,262	42,046
Prepayments and deferred income	60,672	178,644
Foreign exchange gains (losses)	—	—

CHANGE IN WORKING CAPITAL REQUIREMENTS	(193,657)	527,891

NET CASH FROM OPERATING ACTIVITIES	1,285,098	2,235,911

INVESTING ACTIVITIES

Purchases of intangible assets	(32,220)	(74,361)
Purchases of property, plant and equipment	(118,134)	(125,435)
Proceeds from sales of intangible assets and PP&E	—	1,850
Investment grants received	—	—
Purchases of financial assets	(933)	(3,733)
Purchases of treasury shares	(74,700)	—
Proceeds from sales of financial assets	3,000	4,823
Net cash/ acquisitions and disposals of subsidiaries	—	—

NET CASH USED IN INVESTING ACTIVITIES	(222,987)	(196,856)

FINANCING ACTIVITIES

Proceeds from issuance of shares or contributions	—	—
Amounts received on the exercise of stock options	—	—
Dividends paid to parent company shareholders	(28,975)	(30,241)
Dividend paid to minority interests	—	—
Change in equity equivalents	(26,114)	—
Proceeds from new borrowings	21,960	33,273
Principal payments on borrowings	(785,000)	(1,424,848)
Change in loan interest costs	—	—

NET CASH USED IN FINANCING ACTIVITIES	(818,129)	(1,421,816)

INCREASE IN NET CASH	243,982	617,239

Effect of exchange rate fluctuations	(98,969)	29,587

NET CASH AT THE BEGINNING OF THE YEAR	5,562,093	4,915,267

Reclassification of net cash	—	—

NET CASH AT THE END OF THE YEAR	€5,707,106	€5,562,093

RECONCILIATION OF COMPANY AND CONSOLIDATED NET INCOME (LOSS)
FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

IN €	A2IA GROUP II	A2IA	A2IA CORP	A2IA LLC	TOTAL

COMPANY NET INCOME (LOSS) TRANSLATED INTO EUROS	€1,819,997	€1,166,294	€565,148	€549	€3,551,988

Dividend distribution	(2,096,510)	(351,403)	—	—	(2,447,913)
Tax-driven provisions	346	8,464	—	—	8,810
Unrealized foreign exchange losses	—	(6,088)	—	—	(6,088)
Retirement benefit provisions	—	(96,258)	—	—	(96,258)
Amortization of goodwill	(881,535)	(222,815)	—	—	(1,104,350)
Deferred tax	(115)	29,551	—	—	29,436

CONSOLIDATED NET INCOME (LOSS)	€(1,157,817)	€527,745	€565,148	€549	€(64,375)

Minority interests	—	—	—	—	—

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO OWNERS OF THE COMPANY	€(1,157,817)	€527,745	€565,148	€549	€(64,375)

CONSOLIDATED STATEMENTS OF CHANGES IN
CONSOLIDATED EQUITY ATTRIBUTABLE TO OWNERS OF
THE COMPANY FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

IN €	Share Capital	Consolidated reserves					Net income (loss) for the year	Total equity attrib. to owners of the Company
		Reserves	Change in conso. scope	Treasury shares	Translation reserves	Total

AS OF 01/01/2016	9,937,620	€(33,478)	€(898)	€0	€223,382	€189,006	€2,530,772	€12,657,398

Appropriation of prior year net income	—	2,500,529	—	—	—	2,500,529	(2,530,772)	(30,243)
Consolidated net income for the year	—	—	—	—	—	—	248,202	248,202
Change in forex translation gains, net	—	—	—	—	34,613	34,613	—	34,613

AS OF 12/31/2016	9,937,620	€2,467,051	€(898)	€0	€257,995	€2,724,148	€248,202	€12,909,970

Appropriation of prior year net income	—	219,227	—	—	—	219,227	(248,202)	(28,975)
Consolidated net loss for the year	—	—	—	—	—	—	(64,375)	(64,375)
Treasury shares	—	—	—	(74,700)	—	(74,700)	—	(74,700)
Change in forex translation losses, net	—	—	—	—	(114,877)	(114,877)	—	(114,877)

AS OF 12/31/2017	9,937,620	€2,686,278	€(898)	€(74,700)	€143,118	€2,753,798	€(64,375)	€12,627,043

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1 – INFORMATION ON THE SCOPE OF CONSOLIDATION
1.1    CONSOLIDATED COMPANY ORGANIZATION CHART

1.2    SCOPE OF CONSOLIDATION

Company	Fiscal year 12/31/2017			Fiscal year 12/31/2016
	Consolidation method	% control	% interest	Consolidation method	% control	% interest

A2IA GROUP II	Parent company	-	-	Parent company	-	-
A2IA	FC	100.00%	100.00%	FC	100.00%	100.00%
A2IA CORP	FC	100.00%	100.00%	FC	100.00%	100.00%
A2IA LLC	FC	100.00%	100.00%	FC	100.00%	100.00%

1.3    ADDITIONAL INFORMATION ON CONSOLIDATED COMPANIES

A2IA GROUP II (France)

- Legal form: French Simplified joint stock company (Société par Actions Simplifiée)
- Registered office: 37/39, rue de la Bienfaisance – 75008 PARIS
- Company registration no. (SIREN): 807 617 378

A2IA (France)

- Legal form: French Simplified joint stock company (Société par Actions Simplifiée)
- Registered office: 37/39, rue de la Bienfaisance – 75008 PARIS
- Company registration no. (SIREN): 382 789 154

A2IA CORP. (United States)

- Registered office: 24 West 40th Street – 10018 NEW YORK, NY

A2IA LLC (Russia)

- Registered office: 34 Ligne 9ia V.O. Bâtiment A – 199004 SAINT PETERSBOURG

1.4    GROUP BUSINESSES

Company	Main activity

A2IA GROUP II	Company administration
A2IA	Software publishing
A2IA CORP	Software publishing
A2IA LLC	Software publishing

1.5    MAJOR EVENTS OF THE YEAR

A tax audit was performed of the subsidiary A2IA covering the period January 1, 2014 to December 31, 2015 and the research tax credit return for fiscal year 2013.

The audit was completed on March 28, 2017 with the filing of a supplementary amended return for fiscal years 2013, 2014 and 2015. Additional tax of €68,998 was paid.

1.6    POST-BALANCE SHEET EVENTS

On May 23, 2018, Mitek Systems, a global leader in mobile capture and digital identity verification software solutions announced that it entered into a sale and purchase agreement of all the outstanding shares of the Group, as defined below, hereinafter to as the “Acquisition.”

2 – ACCOUNTING POLICIES AND VALUATION METHODS
2.1    INTRODUCTION

A2IA Group II (the “Parent Company” and together with the subsidiaries included in the scope of consolidation detailed in Note 1.4, the “Group”) prepares consolidated financial statements under accounting principles generally accepted in France (“French GAAP”) for the purposes of calculating covenants (the “Consolidated Financial Statements”). In addition, in conjunction with the Acquisition, the Consolidated Financial Statements also includes in Note 3.26 a net income and equity reconciliation between French GAAP and accounting principles generally accepted in the United States (“US GAAP”) in accordance with the rules and regulations of the US Securities and Exchange Commission.

2.2    CONSOLIDATION RULES

The consolidated financial statements have been prepared in accordance with French GAAP and the provisions of Comité de la Réglementation Comptable or CRC Regulation no. 99-02 issued by the French Accounting Regulation Committee (Autorité des Normes Comptables or “ANC”) on April 29, 1999 (Order of June 22, 1999).

Restatements and eliminations required by consolidation rules are not performed where their impact on the consolidated financial position, assets and net income is not material.

2.2.1    Consolidation methods

A2IA GROUP II directly or indirectly exercises exclusive control over all its subsidiaries through direct or indirect holding of voting rights. These companies are therefore fully consolidated.

2.2.2    Consolidation criteria

In principle, a company enters the consolidation scope when the group acquires controls of this company, irrespective of the legal terms and conditions under which control is achieved.

2.2.3    Year end

The consolidating company draws up its annual accounts to December 31, as do all other companies included in the scope of consolidation.

2.2.4    Internal transactions

Reciprocal transactions between consolidated group companies are eliminated.

Where appropriate, internal gains or losses on asset transfers between group companies are also eliminated.

2.3    ACCOUNTING POLICIES AND VALUATION METHODS

2.3.1    Change in accounting method

There were no changes in method during the period.

2.3.2    Goodwill

Where control is obtained through acquisition, the difference between the acquisition cost of securities and the share in net assets acquired and liabilities assumed, valued at fair value at the acquisition date, is recorded in “Goodwill” in balance sheet assets.

ANC Regulation no. 2015-07 of November 23, 2015 prospectively amended goodwill amortization and impairment rules for fiscal years beginning on or after January 1, 2016.

The regulation classifies goodwill in two categories:

–	Goodwill with a limited useful life, amortized over the period of use;

–	Goodwill with an unlimited useful life, not amortized and assessed for impairment annually. A provision for impairment is recorded, where appropriate, if a loss in value is identified.

The regulation offers companies the option of continuing to account for existing goodwill balances as of January 1, 2016 in accordance with the initial amortization schedule or performing a new assessment of the limited nature of their useful life and potentially amending their amortization going forward.

A2IA GROUP II elected to continue the initial amortization schedules and not to perform a new assessment of the useful life of goodwill balances.

Goodwill is amortized, case-by-case, on a straight-line basis over periods not exceeding 20 years.

Impairment tests are performed annually to validate the consistency of the net carrying amount of goodwill and an additional impairment is recorded where appropriate.

2.3.3    Intangible assets

Concessions, patents, licenses and trademarks

“Concessions, patents, licenses and trademarks” mainly consist of purchased software, amortized on a straight-line basis over the period of use.

Research and development expenditure

The company does not capitalize research and development expenditure in accordance with the alternative method.

2.3.4    Property, plant and equipment

Property, plant and equipment are recorded in the balance sheet at acquisition cost and depreciated on a straight-line basis over their estimated useful life.

Long-term lease agreements are not restated as they do not meet capitalization criteria.

2.3.5    Financial assets

Financial assets consist of deposits and guarantees recorded at historical cost.

2.3.6    Receivables and payables

Receivables and payables are recorded at nominal value.

A provision for impairment is recorded in respect of receivables where their estimated recoverable amount is less than their net carrying amount.

2.3.7    Provisions for contingencies and losses

Provisions for contingencies and losses are recorded to cover risks that are precise in nature, considered probable as a result of past events and can be reliably estimated.

2.3.8    Revenue recognition

Revenue from the sale of software is recognized in the income statement on the transfer of ownership.

2.3.9    Borrowing costs

The Group applies the preferred method set out in CRC Regulation no. 99-02 regarding the deferral of loan issue costs over the loan term.

2.3.10    Treasury shares

The Parent Company holds a portfolio of its own shares recorded in financial assets. These shares are eliminated in financial assets through a reduction in equity attributable to owners of the Company.

2.3.11    Deferred tax

Deferred tax is recognized in the consolidated income statement and balance sheet in respect of tax losses carried forward, timing differences between taxable net income and accounting net income, consolidation restatements and the elimination of the impact of transactions recorded solely to apply tax legislation.

Deferred tax is calculated using the liability method and the impact of any changes in tax rates on deferred tax balances recorded previously is recognized in net income in the year in which these changes enter into effect.

A deferred tax asset is only recognized in respect of tax losses carried forward if their utilization is considered highly probable.

2.3.12    Tax consolidation

The subsidiary, A2IA GROUP II, is the head of the tax group formed with its own subsidiary, A2IA.

The income tax expense is recognized for each tax group member as in the absence of tax consolidation. The tax saving is recognized in the A2IA GROUP II accounts.

2.3.13    Retirement benefit commitments

The group adopts the preferred method set out in CRC Regulation no.99-02 on the recognition of retirement benefit commitments, for French companies.

Commitments are assessed for all individuals holding a permanent employment contract and employed at the date of the consolidated financial statements.

They are measured using the projected unit credit method, assuming departure at the employee’s initiative and are recorded in provisions for losses.

The following assumptions are adopted:

Application of the SYNTEC Bureaux d’études collective bargaining agreement and the following assumptions:

Assumption	Management
Retirement age	67 years old
Discount rate	1.45%
Social security contribution rate	46.50%
Turnover	Low
Mortality table	INSEE 2014

No such commitments exist for foreign subsidiaries.

2.3.14    Exceptional items

Exceptional items are income and expense items relating to events or transactions clearly separate from the company’s activities and that are not intended to occur frequently or regularly.

2.3.15    CICE employment tax credit

The Crédit d’Impôt Compétitivité Emploi or CICE employment tax credit is recognized as a reduction in social security contributions in “Employee costs.”

It is used to improve research and development, notably by investing in computer hardware and employee training.

3 – NOTES TO THE BALANCE SHEET AND INCOME STATEMENT
3.1    INTANGIBLE ASSETS, PROPERTY, PLANT AND EQUIPMENT AND FINANCIAL ASSETS

3.1.1    Gross non-current assets

In €	12/31/2016	Increase	Decrease	Other movements	Forex translation	12/31/2017

Goodwill
A2IA GROUP goodwill	€3,925,411	€—	€—	€—	€—	€3,925,411
A2IA DEVELOPPEMENT goodwill	9,764,359	—	—	—	—	9,764,359
A2IA goodwill	4,456,304	—	—	—	—	4,456,304
Total goodwill	€18,146,074	€0	€0	€0	€0	€18,146,074

Intangible assets
Concessions, patents	572,180	32,220	—	—	(17,888)	586,512
Total intangible assets	572,180	32,220	0	0	(17,888)	586,512

Property, plant and equipment
Buildings	275,360	—	—	—	(15,921)	259,439
Other PP&E	953,652	117,796	—	—	(43,529)	1,027,919
Total property, plant and equipment	1,229,012	117,796	0	0	(59,450)	1,287,358

Financial assets
Other financial assets	161,170	933	3,000	—	(7,193)	151,910
Total financial assets	161,170	933	3,000	0	(7,193)	151,910

Investments in equity associates	—	—	—	—	—	—

TOTAL NON-CURRENT ASSETS	€20,108,436	€150,949	€3,000	€0	€(84,531)	€20,171,854

A2IA GROUP goodwill:

The A2IA GROUP initial difference on consolidation of €3,925,411 (gross) was calculated based on A2IA GROUP’s consolidated net assets at the date of acquisition of the securities, i.e. November 14, 2014.

On June 15, 2015, the entire assets of A2IA GROUP were transferred to A2IA GROUP II.

In the absence of identifiable valuation differences, the initial difference on consolidation was allocated in full to goodwill and is amortized over 10 years.

A2IA DEVELOPPEMENT goodwill:

On May 13, 2008, A2IA GROUP acquired 99.08% of the shares of A2IA DEVELOPPEMENT, the A2IA and A2IA CORP holding company. It then bought-out the remaining minority interests in 2010 and 2012.

On December 6, 2012, the entire assets of A2IA DEVELOPPEMENT were transferred to A2IA GROUP.

The A2IA DEVELOPPEMENT initial difference on consolidation of €9,692,158 (gross) was calculated based on A2IA DEVELOPPEMENT’s consolidated net assets at the date of acquisition of the securities, i.e. May 13, 2008.

In the absence of identifiable valuation differences, the initial difference on consolidation was allocated in full to goodwill and is amortized over 20 years.

The buyout of minority interests in 2010 and 2012 generated additional goodwill of €72,201, increasing gross goodwill to €9,764,359. This additional goodwill is amortized over the residual amortization period of the initial goodwill.

A2IA goodwill:

On January 25, 2006, A2IA DEVELOPPEMENT acquired A2IA.

The A2IA initial difference on consolidation of €4,456,304 (gross) was calculated based on A2IA’s consolidated net assets as of December 31, 2005.

In the absence of identifiable valuation differences, the initial difference on consolidation was allocated in full to goodwill and is amortized over 20 years.

Impairment tests:

Impairment tests at the year-end did not call into question the net carrying amount of goodwill. No additional impairment was therefore recorded.

3.1.2    Depreciation, amortization and provisions

In €	12/31/2016	Increase	Decrease	Other movements	Forex translation	12/31/2017

Goodwill
A2IA GROUP goodwill	€835,628	€392,541	€—	€—	€—	€1,228,169
A2IA DEVELOPPEMENT goodwill	4,206,261	488,994	—	—	—	4,695,255
A2IA goodwill	2,450,966	222,815	—	—	—	2,673,781
Total goodwill	7,492,855	1,104,350	—	—	—	8,597,205

Intangible assets
Concessions, patents	489,973	57,510	—	—	(16,295)	531,188
Total intangible assets	489,973	57,510	—	—	(16,295)	531,188

Property, plant and equipment
Buildings	149,116	16,894	—	—	(13,117)	152,893
Other PP&E	773,144	124,356	—	—	(38,048)	859,452
Total property, plant and equipment	922,260	141,250	—	—	(51,165)	1,012,345

Financial assets
Other financial assets	—	—	—	—	—	—
Total financial assets	—	—	—	—	—	—

Investments in equity associates	—	—	—	—	—	—

TOTAL DEPRECIATION, AMORTIZATION AND PROVISIONS	€8,905,088	€1,303,110	€—	€—	€(67,460)	€10,140,738

3.2    TRADE RECEIVABLES

In €	12/31/2017	12/31/2016

Trade receivables	€3,861,000	€3,513,185
Doubtful receivables	—	—
Sales invoice accruals	315,204	289,650
TOTAL TRADE RECEIVABLES, GROSS	4,176,204	3,802,835

Provision for impairment	—	—
TOTAL TRADE RECEIVABLES, NET	€4,176,204	€3,802,835

3.3    OTHER RECEIVABLES, PREPAYMENTS AND ACCRUED INCOME

In €	12/31/2017	12/31/2016

Advances and payments on account	€—	€—
Employee-related receivables	849	5,811
Tax receivables	591,760	689,562
Sundry debtors	4,471	7,334
Deferred tax assets	261,849	232,413
Deferred charges	78,924	100,833
Prepayments	226,327	227,794
TOTAL RECEIVABLES, PREPAYMENTS AND ACCRUED INCOME, GROSS	1,164,180	1,263,747

Provision for impairment of other receivables	—	—
TOTAL RECEIVABLES, PREPAYMENTS AND ACCRUED INCOME, NET	€1,164,180	€1,263,747

Deferred charges:

Deferred charges primarily consist of implementation costs relating to the joint financing granted by the banks, CIC EST and SOCIETE GENERALE.

These costs are amortized over the period from November 14, 2014 to June 30, 2021.

In €	12/31/2017	12/31/2016

Deferred charges, gross	€147,000	€147,000
Accumulated amortization	(68,076)	(46,167)
Deferred charges, net	€78,924	€100,833

3.4    EQUITY

3.4.1    Share capital

The share capital comprises 9,937,620 fully paid-up shares with a par value of one euro each.

3.4.2    Contribution to equity (attributable to owners of the Company)

The contribution of consolidated companies to equity (attributable to owners of the Company) breaks down as follows as of December 31, 2017:

	Share capital	Consolidated reserves				Consolidated net income	Total
In €		Reserves	Treasury shares	Translation reserves	Total

A2IA GROUP II	€9,937,620	€8,480,573	€(74,700)	€—	€8,405,873	€(1,157,817)	€17,185,676
A2IA	—	(5,980,761)	—	—	(5,980,761)	527,745	(5,453,016)
A2IA CORP	—	194,380	—	143,939	338,319	565,148	903,467
A2IA LLC	—	(8,812)	—	(821)	(9,633)	549	(9,084)
TOTAL EQUITY ATTRIB. TO OWNERS OF THE COMPANY	€9,937,620	€2,685,380	€(74,700)	€143,118	€2,753,798	€(64,375)	€12,627,043

3.5    EQUITY EQUIVALENTS

Equity equivalents consist of innovation assistance granted to A2IA.

	Grant date	Max. amount of assistance granted	Cumulative assistance paid	Cumulative assistance repaid or transferred to income	As of 12/31/2017	As of 12/31/2016
In €

BPIFRANCE agreement	01/18/2011	€450,002	€249,962	€—	€249,962	€249,962
ANR 10 CORD 013 agreement	11/29/2010	40,855	32,682	20,426	12,256	32,682
ANR 12 CORP 0010 agreement	02/22/2013	18,959	5,688	5,688	—	5,688
TOTAL		€509,816	€288,332	€26,114	€262,218	€288,332

The assistance granted by BPIFRANCE is repayable in full in accordance with a 5-year fixed schedule commencing when revenue generated by the developed product reaches €1,000,000. If no repayments have been made within 10 years of the last assistance payment, the assistance will definitively vest to A2IA.

The subsidies granted by the Agence Nationale de la Recherche (“ANR”) definitively vest to A2IA (not repayable) on completion of the financed projects. These subsidies were partially released to income in the amount of €26,114 during the year.

3.6    PROVISIONS

In €	12/31/2016	Increase	Decrease		Other movements	Forex translation	12/31/2017
			Provisions used	Provisions not used

Retirement benefit commitments	€665,506	€96,258	€—	€—	€—	€—	€761,764
Convertible bond non-conversion premium	115,000	67,700	—	—	—	—	182,700
Maintenance provision	—	82,088	—	—	—	—	82,088
TOTAL PROVISIONS	€780,506	€246,046	€—	€—	€—	€—	€1,026,552

Retirement benefit commitments:

Given the sensitivity of calculations, particularly with respect to discount rates, it is noted that the gross commitment would be €765,623 with a discount rate identical to that applied as of December 31, 2016, i.e. 1.42%.

Convertible bond non-conversion premium:

A2IA GROUP II recorded a provision to cover the risk of non-conversion of the bond issue performed on November 14, 2014 (see Note 3.7).

Maintenance provision:

The subsidiary A2IA recorded a provision to cover potential maintenance costs in coming years in connection with a specific contract.

3.7    BORROWINGS

In €	12/31/2017	12/31/2016

Bond issues
Bond issue of 11/14/2014	€550,000	€550,000
Accrued interest	1,401	1,401
Total bond issues	551,401	551,401

Bank borrowings
CIC EST / SOCIETE GENERALE loan	2,505,152	3,290,152
Total bank borrowings	2,505,152	3,290,152

Other borrowings
BPIFRANCE FINANCEMENT loan	400,000	400,000
COFACE assistance	84,878	62,918
Guarantee deposits received	6,167	6,167
Total other borrowings	491,045	469,085

TOTAL BORROWINGS	€3,547,598	€4,310,638

Bond issues:

A2IA GROUP II performed a €550,000 convertible bond issue on November 14, 2014.

The terms and conditions of this issue are as follows:

-    nominal value of €1;
-    interest calculated at a rate of 3% and payable annually on November 30;
-    redemption at par on November 30, 2022.

The bond issue is convertible at a rate of one share for one bond and is accompanied by a non-conversion premium bringing the gross actuarial rate of return on non-converted bonds to 12% per annum.

Early redemption at the request of bond holders is possible on the occurrence of certain events and notably if the senior debt becomes payable in full (see below).

Bank borrowings:

On November 14, 2014, A2IA GROUP II secured a €5,500,000 loan with a banking pool comprising CIC EST and SOCIETE GENERALE (50% each), to finance the acquisition of A2IA GROUP shares.

This loan is repayable in seven annual payments on June 30 of each year commencing June 30, 2015 and terminating June 30, 2021.

Interest is equal to 3 month EURIBOR plus a margin revised annually on June 30 (and for the first time on June 30, 2017) based on the consolidated financial statements for the previous fiscal year. The initial margin applied until the first review is 2.60%.

The loan is accompanied by a commitment to comply with financial ratios. Non-compliance may lead to the loan being called in whole or in part.

Other borrowings:

On September 9, 2015, A2IA secured an interest-free “Avance Innovation” loan of €400,000 from BPIFRANCE FINANCEMENT to finance the development of a new project.

This loan is repayable in 20 quarterly installments commencing March 31, 2018 and terminating December 31, 2022.

3.8    TRADE PAYABLES AND RELATED ACCOUNTS

In €	12/31/2017	12/31/2016

Trade payables	€93,008	€72,538
Purchase invoice accruals	164,710	166,419

TOTAL TRADE PAYABLES AND RELATED ACCOUNTS	€257,718	€238,957

3.9    OTHER LIABILITIES, ACCRUALS AND DEFERRED INCOME

In €	12/31/2017	12/31/2016

Advances and payments on account received on orders	€28,127	€56,963
Employee-related liabilities	1,019,666	1,097,491
Tax liabilities	381,885	292,007
Other liabilities	11,498	62
Deferred income	1,916,302	1,857,097

TOTAL OTHER LIABILITIES, ACCRUALS AND DEFERRED INCOME	€3,357,478	€3,303,620

3.10    DEBT MATURITY ANALYSIS

3.10.1    Receivables

In €	Gross	Maturing in 1 year or less	Maturing in more than 1 year

Other financial assets	€151,910	€—	€151,910
Trade receivables and related accounts	4,176,204	4,176,204	—
Employee-related receivables	849	849	—
Tax receivables	591,760	591,760	—
Deferred tax assets	261,849	261,849	—
Sundry debtors	4,471	4,471	—
Deferred charges	78,924	21,910	57,014
Prepaid expenses	226,327	226,327	—

TOTAL RECEIVABLES	€5,492,294	€5,283,370	€208,924

3.10.2    Liabilities

In €	Gross	Maturing in less than 1 year	Maturing in 1 to 5 years	Maturing in more than 5 years

Convertible bond issues	€551,401	€1,401	€—	€550,000
Bank borrowings	2,505,152	785,000	1,720,152	—
Other borrowings	491,045	80,000	411,045	—
Trade payables and related accounts	257,717	257,717	—	—
Advances and payments on account received on orders	28,127	28,127	—	—
Employee-related liabilities	1,019,666	1,019,666	—	—
Tax liabilities	381,885	381,885	—	—
Other liabilities	11,498	11,498	—	—
Deferred income	1,916,302	1,916,302	—	—

TOTAL LIABILITIES	€7,162,793	€4,481,596	€2,131,197	€550,000

3.11    REVENUE

3.11.1    Breakdown of revenue by nature

In €	12/31/2017			12/31/2016
	France	World	Total	France	World	Total

Sales of bought-in goods	€1,704,528	€8,393,576	€10,098,104	€2,186,988	€7,865,955	€10,052,943
Sales of products	—	—	—	—	—	—
Sales of services	995,351	1,763,746	2,759,097	765,940	1,775,667	2,541,607

TOTAL REVENUE	€2,699,879	€10,157,322	€12,857,201	€2,952,928	€9,641,622	€12,594,550

3.11.2    Contribution of consolidated companies to revenue

In €	12/31/2017			12/31/2016
	France	Rest of the world	Total	France	Rest of the world	Total

A2IA	€2,699,879	€4,370,641	€7,070,520	€2,952,928	€3,405,275	€6,358,203
A2IA CORP	—	5,786,681	5,786,681	—	6,236,347	6,236,347

TOTAL REVENUE	€2,699,879	€10,157,322	€12,857,201	€2,952,928	€9,641,622	€12,594,550

3.12    OTHER OPERATING INCOME

In €	12/31/2017	12/31/2016

Operating grants	€49,382	€54,911
Expense reclassifications	467	361
Other operating income	144	102

TOTAL OTHER OPERATING INCOME	€49,993	€55,374

3.13    COST OF SALES

In €	12/31/2017	12/31/2016

Purchases of raw materials	€20,924	€20,899
Change in inventory of raw materials	—	—
Cost of sales - raw materials	20,924	20,899

Purchases of bought-in goods	19,146	28,816
Change in inventory of bought-in goods	—	—
Cost of sales - bought-in goods	19,146	28,816

TOTAL COST OF SALES	€40,070	€49,715

3.14    OTHER EXTERNAL CHARGES

In €	12/31/2017	12/31/2016

Sub-contracting	€124,998	€96,921
Equipment and supplies not for stock	42,713	54,496
Real estate and moveable property lease costs	681,428	644,438
Maintenance and repair	44,550	56,855
Insurance	199,238	184,256
External personnel	58,923	84,485
Intermediary remuneration and professional fees	885,119	792,870
Public relations	253,509	201,815
Transport	6,528	8,650
Travel and entertainment	397,367	347,759
Post and telecommunication expenses	115,326	108,971
Banking services	24,684	26,157
Other	26,182	26,995

TOTAL OTHER EXTERNAL CHARGES	€2,860,565	€2,634,668

3.15    EMPLOYEE COSTS AND NUMBERS

3.15.1    Employee costs

In €	12/31/2017	12/31/2016

Employee wages and salaries	€5,773,885	€5,591,395
Social security contributions	1,898,393	1,750,160
Statutory employee profit-sharing	—	—

TOTAL EMPLOYEE COSTS	€7,672,278	€7,341,555

3.15.2    Employee numbers

	12/31/2017	12/31/2016

A2IA	56	54
A2IA CORP	16	16
A2IA LLC	15	15

TOTAL EMPLOYEES	87	85

3.16    DEPRECIATION, AMORTIZATION AND PROVISIONS

In €	12/31/2017	12/31/2016

Amortization of intangible assets	€57,863	€56,473
Depreciation of property, plant and equipment	142,397	133,697
Amortization of deferred charges	21,910	21,965
Charges to provisions for trade receivables	—	—
Charges to provisions for contingencies and losses	178,346	130,157

TOTAL DEPRECIATION, AMORTIZATION AND PROVISIONS	€400,516	€342,292

3.17    FINANCIAL INCOME AND EXPENSES

In €	12/31/2017	12/31/2016

Foreign exchange gains	€6,034	€37,440
Other financial income	15,278	21,436
FINANCIAL INCOME	21,312	58,876

Interest and financial expenses	92,962	128,042
Foreign exchange losses	153,614	93,122
Other financial charges	10,139	10,398
Charges to provisions for contingencies and losses	67,700	58,600
FINANCIAL EXPENSES	324,415	290,162

NET FINANCIAL EXPENSE	€(303,103)	€(231,286)

3.18    EXCEPTIONAL ITEMS

In €	12/31/2017	12/31/2016

Proceeds from the disposal of intangible assets and PP&E	€—	€1,850
EXCEPTIONAL INCOME	—	1,850

Exceptional expenses on management transactions	235	32
NCA of intangible asset and PP&E disposals	—	1,758
EXCEPTIONAL EXPENSES	235	1,790

NET EXCEPTIONAL ITEMS	€(235)	€60

3.19    INCOME TAX EXPENSE

In €	12/31/2017			12/31/2016
	Tax payable	Deferred tax	Total	Tax payable	Deferred tax	Total

A2IA GROUP II	€(100,085)	€115	€(99,970)	€(82,710)	€116	€(82,594)
A2IA	183,762	(29,551)	154,211	191,404	(45,448)	145,956
A2IA CORP	265,079	—	265,079	453,389	—	453,389
A2IA LLC	2,028	—	2,028	1,173	—	1,173

TOTAL INCOME TAX EXPENSE	€350,784	€(29,436)	€321,348	€563,256	€(45,332)	€517,924

3.20    PROOF OF TAX

In €		A2IA GROUP II	A2IA	A2IA CORP	A2IA LLC	Total

Net income for the year	A	€(1,157,817)	€527,745	€565,148	€549	€(64,375)

Income tax expense in the company accounts		(100,085)	183,762	265,079	2,028	350,784
Deferred tax		115	(29,551)	—	—	(29,436)
Income tax recognized	B	(99,970)	154,211	265,079	2,028	321,348

Net income (loss) before tax	C = A +B	(1,257,787)	681,956	830,227	2,577	256,973

Permanent differences	D	977,515	189,494	(6,571)	7,562	1,168,000
Excess interest on convertible bonds		7,315	—	—	—	7,315
Provision for non-conversion of convertible bonds		67,700	—	—	—	67,700
Share of costs and expenses on dividends		20,965	17,570	—	—	38,535
CICE tax credit		—	(50,891)	—	—	(50,891)
New York City tax / New York State tax		—	—	(21,112)	—	(21,112)
Tax depreciation books		—	—	7,386	—	7,386
50% meals & entertainment		—	—	7,206	—	7,206
Goodwill amortization		881,535	222,815	—	—	1,104,350
Other		—	—	(51)	7,562	7,511
						—
Items taxed at reduced rates	E	—	—	—	—	—
Provisions for securities		—	—	—	—	—
Net capital gains on disposals of non-current assets		—	—	—	—	—

Net income before tax liable to the standard tax rate	F = C + D - E	(280,272)	871,450	823,656	10,139	1,424,973

Tax rate	G	—	—	—	—	—

Theoretical tax expense at the standard tax rate	H = F x G	(93,424)	290,483	280,043	2,028	479,130

Income tax expense at reduced rates	I	—	—	—	—	—

Total theoretical tax expense	J = H + I	(93,424)	290,483	280,043	2,028	479,130

Adjustments	K	(6,546)	(136,272)	(14,964)	—	(157,782)

Research tax credit / Innovation tax credit		—	(181,326)	—	—	(181,326)
Family tax credit		(6,545)	(23,948)	—	—	(30,493)
New York city tax / New York State tax		—	—	21,112	—	21,112
Revised tax assessment		—	68,998	—	—	68,998
Deferred tax in company accounts		—	—	(10,590)	—	(10,590)
Adjustments to prior year tax liabilities		—	—	(25,481)	—	(25,481)
Differences in rates and other		(1)	4	(5)	—	(2)

Restated theoretical tax expense	L = J + K	€(99,970)	€154,211	€265,079	€2,028	€321,348

Difference	B - L	—	—	—	—	—

3.21    CALCULATION OF NET INCOME (LOSS) PER SHARE

Net income (loss) per share is calculated by dividing net income for the year (attributable to owners of the Company) by the weighted average number of shares outstanding during the period, determined on a time apportioned basis.

Diluted net income is calculated by increasing the weighted average number of shares outstanding by the weighted average number of rights to shares attached to convertible bonds issues (see Note 3.7) and restating net income for the post-tax financial expense associated with these borrowings.

Calculation of earnings per share	Fiscal year 12/31/2017	Fiscal year 12/31/2016

Weighted average number of shares	9,937,620	9,937,620
Weighted average number of rights to shares on convertible bonds	550,000	550,000
TOTAL WEIGHTED AVERAGE NUMBER OF SHARES	10,487,620	10,487,620

NET INCOME (ATTRIBUTABLE TO OWNERS OF THE COMPANY)	€(64,375)	€248,202

DILUTED NET INCOME (LOSS)	€(50,937)	€260,998

NET INCOME (LOSS) PER SHARE	€(0.01)	€0.03
DILUTED NET INCOME (LOSS) PER SHARE	€(0.01)	€0.03

3.22    MANAGEMENT COMPENSATION

Compensation paid to members of management bodies is not disclosed as it would result in the disclosure of individual compensation.

3.23    STATUTORY AUDIT FEES

Statutory audit fees expensed in 2017 total €47,283.

3.25    OFF-BALANCE SHEET COMMITMENTS

3.25.1    Commitments given

Financing commitments

A2IA GROUP II granted a pledge over its A2IA GROUP shares in favor of CIC EST and SOCIETE GENERALE in guarantee of the €5,500,000 loan granted by these banks to finance the acquisition of the A2IA GROUP shares.

This pledge was transferred to the A2IA shares by a deed dated June 15, 2015 following the comprehensive transfer of the assets of A2IA GROUP to A2IA GROUP II.

This loan was accompanied by a number of reporting commitments, commitments requiring or prohibiting actions and a commitment to comply with financial ratios.

3.25.2    Commitments received

None.

3.26    RECONCILIATION FROM FRENCH GAAP TO US GAAP

The Company’s accounting policies comply with generally accepted accounting principles in France (“French GAAP”) (see note 2.3). Elements of the Company’s accounting policies which differ significantly from generally accepted accounting principles in the United States (“US GAAP”) are described below:

3.26.1 Revenue recognition

In the consolidated financial statements prepared under French GAAP, revenue from the maintenance can be recognized at the time of the sale of the software. Under US GAAP, the revenue allocated to the maintenance services should be recognized ratably over the period as the services are performed.

The impact is €210 thousand and €87 thousand on the net income for the years ended December 31, 2017 and 2016, respectively.

3.26.2 Accounting for goodwill

In the consolidated financial statements prepared under French GAAP, goodwill are amortized on a straight-line basis over their estimated useful lives, which generally does not exceed 20 years. Under US GAAP, goodwill are not amortized, but are tested for impairment annually and whenever there is an indication of impairment.

The impact is €1,104 thousand on net income for the periods presented, resulting from the derecognition of the amortization of goodwill in the consolidated income statement under French GAAP.

3.26.3 Deferred taxes

As a result of the French GAAP to US GAAP differences identified above that have affected the carrying amount of certain assets and liabilities, the deferred taxes asset and liability balances under US GAAP have been adjusted, resulting in negative impacts of €85 thousand and €29 thousand for the years ended December 31, 2017 and 2016, respectively.

Reconciliation of the Unaudited Financial Information from French GAAP to US GAAP
Net income

(amounts are presented in thousands of euros)	Period ended December 31,
	2017	2016
As reported under French GAAP	€(64)	€248
Total adjustments of which:	971	1,047

Revenue recognition	(209)	(86)
Goodwill	1,104	1,104
Income tax expense	76	29

As reported under US GAAP	€907	€1,295

Shareholders’ equity

(amounts are presented in thousands of euros)	As of December 31,
	2017	2016
As reported under French GAAP	€12,627	€12,910
Total adjustments of which:	8,246	7,433

Goodwill	8,597	7,493
Revenue recognition	(351)	(59)

As reported under US GAAP	€20,873	€20,344

Total assets

(amounts are presented in thousands of euros)	As of December 31,
	2017	2016
As reported under French GAAP	€21,079	€21,832
Total adjustments of which:	8,150	7,254

Goodwill	8,597	7,493
Accounts receivable	(447)	(239)

As reported under US GAAP	€29,229	€29,086